SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                              /X/
Filed by a Party other than the Registrant           / /

Check the appropriate box:
/ / Preliminary proxy statement.
/ / Confidential, for use of the commission only (as permitted by Rule
    14a-6(e)(2)).
/ / Definitive proxy statement.
/ / Definitive additional materials. [X]
/X/ Soliciting material under Rule 14a-12.

                                  Osmonics, Inc.
                (Name of Registrant as Specified in Its Charter)

                                     N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                            Date: November 8, 2002

         This document contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Osmonics does not assume any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this document, there is a risk, among others, that the merger might not be completed.

         The proposed transaction will be submitted to Osmonics' shareholders for their consideration. GE and Osmonics will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

         Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

         GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on
Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002.

         Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

          Letter from Edward J. Fierko, President and Chief Operating Officer, to customers of Osmonics, Inc. first sent on November 8, 2002. The letter attached the Joint Press Release, dated November 4, 2002, announcing the execution of the Agreement and Plan of Merger among General Electric Company, Oasis Acquisition, Inc. and Osmonics., Inc., which was filed by Osmonics with the Securities and Exchange Commission on November 4, 2002.


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



[Osmonics Logo appears here]


                                                       5951 Clearwater Drive
                                               Minnetonka, MN 55343-8995 USA
                                                       Phone  (952) 933-2277
                                                       Fax    (952) 988-6056


November 8, 2002



On Monday, November 4, we announced the agreement to merge Osmonics into a wholly owned subsidiary of General Electric Company. The attached news release, from Osmonics and GE, describes the agreement, which is subject to, among other things, approval by the holders of a majority of Osmonics' outstanding common shares, as well as government approvals. We expect this merger to be completed in the first quarter of 2003.

We believe our merger with GE will bring new advantages to you, our customers. For example, you can expect acceleration in continuous improvement and product development through GE's well-known best business practices, such as Six Sigma.

Currently, we anticipate no major changes to our product and service offerings, product pricing or distribution channels as a result of this agreement. In fact, GE's financial strength should allow us to bring new products to market faster and to access markets that are currently not served. GE's commitment to providing service to customers should further improve the level of support to you.

Merging with a company like GE, with its greater size and resources, gives us the opportunity to build on the significant progress that we've made and on our solid technology in broad product lines with strong brand recognition. The merger will enable us to more quickly achieve our growth goals.

GE Power Systems is one of the world's leading suppliers of power generation technology, energy services and management systems and had 2001 revenues exceeding $20 billion. It is based in Atlanta, Ga. Its parent, General Electric Company, headquartered in Fairfield, Conn., is one of the world's largest and most respected companies, with more than 300,000 employees worldwide. The operational excellence systems and technologies of GE are renowned in the industry.

During the next three to four months, GE and Osmonics management teams will work together to develop integration plans. In the meantime, you can expect the same level of service and commitment from Osmonics.

I want to extend my deep gratitude to you for business. We look forward to our continued relationship with you as we work to maintain our strong leadership as we go forward.

Thank you and best regards,


OSMONICS, INC.

Edward J. Fierko
President and Chief Operating Officer


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


The proposed transaction will be submitted to Osmonics' shareholders for their consideration. GE and Osmonics will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

This document contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Osmonics does not assume any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this document, there is a risk, among others, that the merger might not be completed.


Attachment:   News Release


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